                                                                   Exhibit 10.14

                            INDEMNIFICATION AGREEMENT

                                  by and among

                         MORTON'S RESTAURANT GROUP, INC.

                         and certain of its subsidiaries

                                       and

                                  [Indemnitee]

                                 Dated as of [ ]

                                TABLE OF CONTENTS


                                                                                                           PAGE
                                                                                                           ----
Section 1.   Services by the Indemnitee......................................................................2

Section 2.   Indemnification.................................................................................2

Section 3.   Action or Proceeding Other Than an Action by or in the Right of the Company.....................2

Section 4.   Actions by or in the Right of the Company.......................................................3

Section 5.   Indemnification for Expenses of Successful Party................................................4

Section 6.   Indemnification for Expenses of a Witness.......................................................4

Section 7.   Partial Indemnification.........................................................................4

Section 8.   Determination of Entitlement to Indemnification.................................................5

Section 9.   Presumptions and Effect of Certain Proceedings..................................................6

Section 10.   Advancement of Expenses........................................................................7

Section 11.   Remedies of the Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses...7

Section 12.   Other Rights to Indemnification................................................................8

Section 13.   Attorneys'Fees and Other Expenses To Enforce Agreement.........................................9

Section 14.   Duration of Agreement..........................................................................9

Section 15.   Severability..................................................................................10

Section 16.   Identical Counterparts........................................................................10

Section 17.   Headings......................................................................................10

Section 18.   Definitions...................................................................................10

Section 19.   Modification and Waiver.......................................................................11

Section 20.   Notice by the Indemnitee......................................................................11

Section 21.   Settlement....................................................................................12

Section 22.   Notices.......................................................................................13

Section 23.   Additional Subsidiaries.......................................................................13

Section 24.   Governing Law.................................................................................14


                            INDEMNIFICATION AGREEMENT

                  This INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of [ ], 1999, by and among MORTON'S RESTAURANT GROUP, INC., a Delaware corporation (the "MRG"), each subsidiary of the Company, whether now existing or hereafter acquired or established, for which the Indemnitee serves, will serve or has served as a director, officer, employee, agent or fiduciary (each a "Subsidiary" and, collectively, the "Subsidiaries"; references herein to the "Company" shall mean each of MRG or a Subsidiary, as the case may be, severally and not jointly) and [ ] (the "Indemnitee").

                  WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors and officers or in other capacities unless they are provided with adequate protection against risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

                  WHEREAS, the Board of Directors of the Company has determined that the potential inability to attract and retain such persons would be detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

                  WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

                  WHEREAS, the Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that the Indemnitee be so indemnified;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows: Section 1. SERVICES BY THE INDEMNITEE. The Indemnitee agrees to serve or continue to serve, as applicable, as a director or officer of the Company or any of its subsidiaries. This Agreement does not create or otherwise establish any right on the part of the Indemnitee to be and continue to be nominated as a director or be and continue to be appointed as an officer of the Company.

                  Section 2. INDEMNIFICATION. The Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of the Indemnitee provided hereunder shall include, but shall not be limited to, those rights set forth hereinafter, except to the extent expressly prohibited or limited by applicable law.

                  Section 3. ACTION OR PROCEEDING OTHER THAN AN ACTION BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if the Indemnitee is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee,


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

agent or fiduciary of any other entity or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section 3, the Indemnitee shall be indemnified against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof), if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee's conduct was unlawful.

                  Section 4. ACTIONS BY OR IN THE RIGHT OF THE COMPANY. The Indemnitee shall be entitled to the indemnification rights provided in this
Section 4 if the Indemnitee is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity or by reason of anything done or not done by the Indemnitee in any such capacity. Pursuant to this Section 4, the Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection with such action or suit (including, but not limited to, the investigation, defense, settlement or appeal thereof) if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of the


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Indemnitee to the Company, unless, and only to the extent that, the Court of
Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses as such court shall deem proper.

                  Section 5. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice) in defense of any action, suit or proceeding referred to in Section 3 or 4 hereof, or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection therewith.

                  Section 6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. To the extent that the Indemnitee is, by reason of the Indemnitee's Corporate Status (as defined in Section 18 hereof), a witness in any action, suit or proceeding, the Indemnitee shall be indemnified by the Company against all expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection therewith.

                  Section 7. PARTIAL INDEMNIFICATION. If the Indemnitee is only partially successful in the investigation, defense, settlement or appeal of any action, suit or proceeding described in Section 3 or 4 hereof, and as a result is not entitled under Section 5 hereof to indemnification by the Company for the total amount of the expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee's or on the Indemnitee's behalf in connection therewith, the Company shall nevertheless indemnify the Indemnitee, as a matter of right


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

pursuant to Section 5 hereof, to the extent the Indemnitee has been partially successful. Nothing contained in the preceding sentence shall be interpreted so as to limit any rights that the Indemnitee may otherwise have under Section 3 or 4 hereof.

                  Section 8. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Upon written request by the Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of the Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) by a majority vote of the Disinterested Directors (as defined in Section 18 hereof), even though less than a quorum; or (b) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum; or (c) if the vote contemplated by clause (a) or (b) is not obtainable or, even if obtainable, if a majority of the Disinterested Directors so direct, by Independent Counsel (as defined in Section 18 hereof) in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (d) by the stockholders. Any Independent Counsel selected pursuant to clause (c) of the preceding sentence shall be approved by the Indemnitee. Upon failure to so select such Independent Counsel or upon failure of the Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection.

                  A determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification addressed to the Secretary of the Company. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to the Indemnitee. Any expenses (including attorneys' fees) incurred by the Indemnitee in connection with the


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


Indemnitee's request for indemnification hereunder shall be borne by the Company and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the applicable claims, issues or matters.

                  Section 9. PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in or pursuant to Section 8 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to deny the request for indemnification within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself: (a) create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct


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

was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification, except as may be specifically provided herein.

                  Section 10. ADVANCEMENT OF EXPENSES. Notwithstanding any other Section hereof (including, without limitation, Section 8 or 9), all reasonable expenses incurred by the Indemnitee (including attorneys' fees (which shall include, without limitation, retainers and advances of disbursements required of the Indemnitee)) shall be paid by the Company in advance of the final disposition of an action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, at the request of the Indemnitee within twenty days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Expenses for which the Indemnitee shall be entitled to be paid in advance shall include, without limitation, those incurred in connection with any proceeding by the Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Any statement or statements contemplated by the first sentence of this paragraph shall reasonably evidence the expenses incurred by the Indemnitee and shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amounts set forth therein if it is ultimately determined that the Indemnitee is not entitled to be indemnified against such expenses by the Company as provided by this Agreement or otherwise. The Company shall have the burden of proof in any determination under this Section 10.

                  Section 11. REMEDIES OF THE INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 8 and 9, or if expenses are not timely advanced pursuant to Section 10, the Indemnitee shall be entitled to seek


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

a final adjudication in the Delaware Court of Chancery, first, and then (if the Delaware Court of Chancery does not have jurisdiction to make such adjudication) in any other court of competent jurisdiction, of the Indemnitee's entitlement to such indemnification or advance. Alternatively, the Indemnitee, at the Indemnitee's option, may, to the extent permitted by applicable law, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 60 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim, in each case to the extent permitted by applicable law. Such judicial proceeding or arbitration shall be made DE NOVO and the Indemnitee shall not be prejudiced by reason of a determination by the Company (if so made) that the Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of
Section 8 or 9 hereof that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification or advance hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

                  Section 12. OTHER RIGHTS TO INDEMNIFICATION. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other


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

rights to which the Indemnitee may now or in the future be entitled under any provision of the Certificate of Incorporation or By-laws or under any agreement or law or vote of stockholders or disinterested directors or to which the Indemnitee may otherwise be entitled.

                  Section 13. ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT. In the event that the Indemnitee is subject to or intervenes in any action, suit or proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce the Indemnitee's rights under, or to recover damages for breach of, this Agreement, the Indemnitee, if the Indemnitee prevails in whole or in part in such action, suit or proceeding, shall be entitled to recover from the Company, and shall be indemnified by the Company against, all reasonable expenses (including attorneys' fees) actually incurred by the Indemnitee, provided that, in bringing the advancement action, the Indemnitee acted in good faith. Nothing contained in this Section 13 shall limit the rights of the Indemnitee under any other Section hereof, including, without limitation, Section 11.

                  Section 14. DURATION OF AGREEMENT. This Agreement shall apply with respect to the Indemnitee's occupation of any of the position(s) described in Sections 3 and 4 of this Agreement prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement. This Agreement shall be binding upon the Company and its successors and assigns (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the Indemnitee and the Indemnitee's spouse, assigns, heirs, devises, executors, administrators or other legal representatives, even though the Indemnitee may have ceased to occupy any or all of the positions described in Sections 3 and 4 of this Agreement.

                  Section 15. SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                  Section 16. IDENTICAL COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original but both of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  Section 17. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

                  Section 18. DEFINITIONS. For purposes of this Agreement:

                         (a) "Corporate Status" shall mean the status of a
person who is or was a director, officer, employee, agent or fiduciary of the Company or any majority owned subsidiary or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company.


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

                         (b) "Disinterested Director" shall mean a director of
the Company who is not a party to the action, suit or proceeding in respect of which indemnification is being sought by the Indemnitee.

                         (c) "Independent Counsel" shall mean a law firm or a
member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or the Indemnitee in any matter material to either such party; or (ii) any other party to the action, suit or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

                  Section 19. MODIFICATION AND WAIVER. No supplement, modification or amendment to or of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  Section 20. NOTICE BY THE INDEMNITEE. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification hereunder, whether civil, criminal, administrative or investigative in nature or otherwise; provided, however, that, the failure to so notify the Company will not relieve the Company from any liability it may have to the Indemnitee, except to the extent that such failure materially prejudices the Company's ability to defend such claim. With respect to any


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action, suit or proceeding to which the Indemnitee notifies the Company of the commencement thereof:

                         (a) The Company will be entitled to participate therein
at its own expense; and

                         (b) Except as otherwise provided below, to the extent
that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense of any action, suit or proceeding, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee's own counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee and not subject to indemnification hereunder unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) in the reasonable opinion of counsel to the Indemnitee there is or may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.

                  Section 21. SETTLEMENT. Neither the Company nor the Indemnitee shall settle any claim without the prior written consent of the other, which consent shall not be unreasonably withheld.


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                  Section 22. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, on the day of delivery, or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                              (i) if to the Indemnitee, to the address set forth
below the Indemnitee's signature; and

                              (ii) if to the Company, to:

                                   Morton's Restaurant Group, Inc.
                                   3333 New Hyde Park Road
                                   Suite 210
                                   New Hyde Park, New York 11042
                                   Attn:  Secretary

or to such other address as may have been furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

                  Section 23. ADDITIONAL SUBSIDIARIES. The initial Subsidiaries hereunder shall be such of the Subsidiaries of MRG as are signatories hereto as of the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of MRG shall become parties hereto by executing and delivering a counterpart of this Agreement. Upon delivery of any such counterpart to the Indemnitee, notice of which is hereby waived by any other Subsidiary, each such additional Subsidiary shall indemnify and shall be as fully a party hereto as if such additional Subsidiary were an original signatory hereof. Each Subsidiary expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Subsidiary hereunder, nor by any election of the Indemnitee not to cause any


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

Subsidiary to become an additional Subsidiary hereunder. This Agreement shall be fully effective as to any Subsidiary that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Subsidiary hereunder.

                  Section 24. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                      MORTON'S RESTAURANT GROUP, INC.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      on behalf of each Subsidiary listed on the attached Schedule A

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      ------------------------------------------
                                      [Name of Indemnitee]

                                      Address:



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


                                   SCHEDULE A
                                  SUBSIDIARIES

[Insert names of all pllicable Subsidiaries]




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